CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, Principal Financial Officer of the Chartwell Dividend and Income Fund, Inc. (the "Fund"), with respect to the Fund's Form N-CSR for the period ended November 30, 2006, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: January 30, 2007


                                           /s/ G. Gregory Hagar
                                           -------------------------------------
                                           G. Gregory Hagar
                                           Treasurer and Chief Financial Officer


This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.